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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) MAY 15, 2003




                           RAMSAY YOUTH SERVICES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
               DELAWARE                                0-13849                                63-0857352
  ------------------------------------     --------------------------------         --------------------------------
    (State or Other Jurisdiction of             (Commission File No.)               (IRS Employer Identification No.)
             Incorporation

    COLUMBUS CENTER, ONE ALHAMBRA PLACE, SUITE 750, CORAL GABLES, FLORIDA                   33134
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                 (Address of principal executive office)                                 (Zip code)

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       Registrant's telephone number, including area code: (305) 569-6993

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Names or Former Address, if Changed Since Last Report)




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Release of Ramsay Youth Services, Inc. - May 15, 2003


ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release (the "Release") that Ramsay Youth Services, Inc. (the "Registrant") issued on May 15, 2003 reporting its earnings for the quarters ended March 31, 2003 and March 31, 2002.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RAMSAY YOUTH SERVICES, INC.




Date:  May 14, 2003                             By:  /s/ MARCIO C. CABRERA
                                                   ---------------------------
                                                    Marcio C. Cabrera
                                                    Chief Financial Officer




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                                INDEX TO EXHIBITS




EXHIBIT NO.      EXHIBIT TITLE
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    99.1         Press Release of Ramsay Youth Services, Inc. - May 15, 2003





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